Exhibit 32


    Written Statement of Chief Executive Officer and Chief Financial Officer
                             Pursuant to Section 906
           of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

     The undersigned, the Interim Chief Executive Officer and the Interim Chief Financial Officer of InfoNow Corporation, a Delaware corporation (the "Company"), each hereby certifies that, to his knowledge on the date hereof:

     (a) the Form 10-QSB of the Company for the fiscal quarter ended June 30, 2005, filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                               /s/ Harry R. Herbst
                                               ---------------------------------
                                               Harry R. Herbst
                                               Interim Chief Executive Officer
                                               August 12, 2005


                                               /s/ James L. Medina
                                               ---------------------------------
                                               James L. Medina
                                               Interim Chief Financial Officer
                                               August 12, 2005